UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)    JUNE 1, 2005
                                                 -----------------------


                         NEW HARVEST CAPITAL CORPORATION

               (Exact name of Registrant as specified in charter)

     DELAWARE                           000-25824                 13-3337553
--------------------------------------------------------------------------------
(State or other jurisdic-              (Commission              (IRS Employer
 tion of incorporation)                File Number)          Identification No.)


          101 NE 3RD Avenue, Suite 1220, Fort Lauderdale, Florida 33301
          -------------------------------------------------------------
          (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code: (954-763-1515)

                              c/o Heskett & Heskett
                         501 South Johnstone, Suite 501
                          Bartlesville, Oklahoma 74003
               --------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
    (17  CFR  240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
---------------------------------------------------------

         On June 2, 2005, New Harvest Capital Corporation (the "Company" or "Harvest") dismissed Goldstein Golub Kessler LLP as its independent accountant. Goldstein Golub Kessler LLP had been previously engaged as the principal auditor to audit the financial statements of the Company. The reason for the termination was that Azur International, Inc., which on such date acquired a controlling interest in Harvest (see Item 5.01 herein), requested a change in auditors.

         Goldstein Golub Kessler LLP's reports on the financial statements of Harvest as of April 30, 2004 and 2003 and the related statements of operations, shareholders' equity and cash flows for each of the two years in the period ended April 30, 2004 did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles.

           The decision to change auditors was approved by the Company's Board of Directors.

           During the Company's two most recent fiscal years, and the subsequent interim periods, there were no disagreements with Goldstein Golub Kessler LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope, or procedure, which disagreements, if not resolved to the satisfaction of Goldstein Golub Kessler LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

         On June 3, 2004, the Company retained Baum & Company, P.A. ("Baum") as its new independent accountant. Baum is located at 1515 University Drive, Coral Springs, Florida 33071.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT
------------------------------------------

         On June 1, 2005, pursuant to a Stock Purchase Agreement dated as of June 1, 2005 between HVST Acquisition Corporation, a Nevada corporation owned and controlled by James A. Ditanna of King of Prussia, Pennsylvania ("HVST Acquisition"), and Azur International, Inc. ("Azur"), HVST Acquisition sold to Azur 68,960,000 shares of common stock of Harvest, constituting approximately 50.4% of the outstanding common stock of Harvest (the "Harvest Shares"). The purchase price for the Harvest Shares was $550,000 paid in cash. The source of funds used by Azur to purchase the Harvest Shares was the working capital of Azur.

         By virtue of its acquisition of a majority of the voting securities of Harvest on such date, Azur acquired from HVST Acquisition control of Harvest on June 1, 2005.

         Simultaneously with the acquisition of the Harvest Shares, Azur entered into a Consulting and Investment Banking Services Agreement with Venture Fund I, Inc., a Nevada corporation owned by James Ditanna ("Venture") under which Venture has agreed to provide to Azur certain information, evaluation and consulting and investment banking services for a consideration of 600,000 shares of common stock of Azur.

         In connection with the sale, the Board of Directors of Harvest elected Donald Goree, Donald Winfrey and Albert Lazo (the "New Directors") as directors of Harvest to fill vacancies in the Board, such persons to take office ten days after Harvest files with the Securities and Exchange Commission ("SEC") and transmits to all holders of record of common stock of Harvest an Information
Statement containing the information required under SEC Rule 14f-1 (the "Information Statement"). The Board also approved the filing of the Information Statement and this Current Report on Form 8-K and the Board appointed Donald Goree as Chairman and Chief Executive Officer, Donald Winfrey as President and Albert Lazo as Secretary of Harvest (the "New Officers"). In addition, immediately after taking the foregoing action, all officers of Harvest (other than the New Directors and New Officers) resigned, effective immediately upon the consummation of the sale of the shares to Azur and all of the directors resigned. Set forth in Item 5.02 below is certain information concerning all of the New Directors and New Officers.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
-------------------------------------------------------------------------------

         On June 1, 2005,  following the taking of certain actions  discussed in
Item 5.01, James Ditanna, Curtis Hunsinger and Troy Getz resigned as directors and resigned from all of their positions as officers of Harvest. The resignations of such persons as directors shall each become effective immediately after the time the election of the New Directors becomes effective. None of such persons resigned as a result of any disagreement with Harvest over any matters relating to Harvest's operations, policies and practices The New Directors shall take office ten days after Harvest files with the SEC and transmits to all holders of record of common stock of Harvest the Information Statement. Each of the New Directors and New Officers is an officer and/or director of Azur. The New Directors shall serve until the next annual meeting of stockholders of Harvest or until their earlier death, disability or resignation. The New Officers shall serve at the pleasure of the Board of Directors. Currently, the Board of Directors does not have any committees. Azur intends to cause Harvest to establish a Nominating Committee and Audit Committee. Set forth below is certain information concerning the New Directors and New Officers elected in connection with the sale of the shares to Azur on June 1, 2005.

                                                  POSITIONS WITH THE COMPANY AND PRINCIPAL OCCUPATIONS
NAME                         AGE                  DURING PAST FIVE YEARS
----                         ---                  -----------------------
Donald Goree                 47                   Chief Executive Officer and a director of the
                                                  Company; Chairman and CEO of Azur since
                                                  January, 2004; Mr. Goree has over 25 years of
                                                  experience in commercial real estate investment,
                                                  finance and development.


                                                  POSITIONS WITH THE COMPANY AND PRINCIPAL OCCUPATIONS
NAME                         AGE                  DURING PAST FIVE YEARS
----                         ---                  -----------------------
Donald C. Winfrey            38                   President and a director of the Company; President and a
                                                  director of Azur since January 1, 2005; from 1997 to
                                                  December 31, 2004 he held various positions with Xentel,
                                                  Inc., including Vice President of its U.S. operations;
                                                  from 1992 to 1997 he held various positions with
                                                  CD3 Storage Systems, including President.

Albert Lazo                  32                   Secretary of the Company; General Counsel and Secretary
                                                  of Azur since  April 2004 and a director of Azur
                                                  since January 2005;  associate  attorney at the law
                                                  firm of Richards and Polansky, P.C., Miami, Florida
                                                  from February 2000 to April 2004; associate at the law
                                                  firm of John G. Shieley, Miami, Florida from June 1999
                                                  to February 2000.


ITEM 8.01 OTHER EVENTS
-----------------------

         Azur has informed Harvest that it is the intention of Azur to (a) as soon as practicable use its best efforts to cause Harvest to effect a reverse stock split such that immediately after such split the number of outstanding shares of Harvest shall be reduced to 100,000 and (b) after the reverse stock split, use its best efforts to cause Harvest to enter into a statutory exchange of stock with Azur as permitted under the laws of Delaware and Nevada, the jurisdictions of incorporation of Harvest and Azur, respectively.

          It is anticipated that in such transaction, Harvest would issue one share of common stock of Harvest for each two shares of Azur common stock held by stockholders of Azur as of the record date for the exchange. As of June 2, 2005 Azur had 47,995,977 shares of common stock outstanding. As a result of such exchange, Azur would become a wholly owned subsidiary of Harvest. The statutory exchange shall be subject, among other things, to approval by the respective Boards of Directors and stockholders of Harvest and Azur and to the SEC declaring effective a registration statement covering the issuance of Harvest common stock to the stockholders of Azur. There can be no assurance that such transactions will be consummated.

         Further information regarding Azur and its business are available at www.azur-int.com. The information contained on said website is not incorporated herein.

ITEM 9.01         EXHIBITS.
---------         ---------

(c)   The following exhibits are filed herewith:

16.1  Letter dated June 2, 2005 from the Company to Goldstein Golub Kessler LLP;

16.2 Letter dated June 3, 2005 from Goldstein Golub Kessler LLP to the Securities and Exchange Commission.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 NEW HARVEST CAPITAL CORPORATION
June 6, 2005                                     By: /S/ DONALD WINFREY
                                                     ---------------------------
                                                     Donald Winfrey
                                                     President